Exhibit 99.1
APG777 PHASE 1 DATA March 2024

© Apogee Therapeutics, Inc. 2 Disclaimers and Forward-looking statements This presentation contains certain "forward-looking statements" within the meaning of applicable securities laws. Other than statements of historical facts, all statements included in this presentation are forward-looking statements, including statements about our plans, objectives, goals, strategies and future events, the efficacy, safety, tolerability, PK and PD profile of APG777, the potential dosing regimen of APG777, the potential superiority of APG777 compared to current therapies, our expectations regarding plans for our current and future product candidates and programs, our plans for our current and future clinical trials, our plans for clinical trial design, the anticipated timing of the initiation of and results from our clinical trials, the potential clinical benefit and half-life of APG777, APG808, APG990, APG222 and any other potential programs, our expected timing for future pipeline updates and estimates of market size. In some cases, you can identify forward-looking statements by terms such as “anticipate,” “believe,” “can,” “could,” “design,” “estimate,” “expect,” “intend,” “likely,” “may,” “might,” “plan,” “potential,” “predict,” “suggest,” “target,” “will,” “would,” or the negative of these terms, and similar expressions intended to identify forward-looking statements. The forward-looking statements are based on our beliefs, assumptions and expectations of future performance, taking into account the information currently available to us. These statements are only predictions based upon our current expectations and projections about future events. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, level of activity, performance or achievements to be materially different from those expressed or implied by such forward-looking statements, including those risks described in “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K for the year ended December 31, 2023, filed with the SEC on March 5, 2024, and subsequent disclosure documents we may file with the U.S. Securities and Exchange Commission. Although we have attempted to identify important factors that could cause actual results to differ materially from those contained in forward-looking statements, there may be other factors that cause results not to be as anticipated, estimated or intended. This presentation concerns drug candidates that are under clinical investigation, and which have not yet been approved by the U.S. Food and Drug Administration. These are currently limited by federal law to investigational use, and no representation is made as to their safety or effectiveness for the purposes for which they are being investigated. The assumptions used in the preparation of this presentation, although considered reasonable by us at the time of preparation, may prove to be incorrect. You are cautioned that the information is based on assumptions as to many factors and that actual results may vary from the results projected and such variations may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained herein or rely on them as predictions of future events. All forward-looking statements in this presentation apply only as of the date made and are expressly qualified by the cautionary statements included in this presentation. We do not undertake to update any forward-looking statements, except in accordance with applicable securities laws. The trademarks, trade names and service marks appearing in this presentation are the property of their respective owners. Certain information contained in this presentation relate to or are based on studies, publications and other data obtained from third-party sources as well as our own internal estimates and research. While we believe these third-party sources to be reliable as of the date of this presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources.

© Apogee Therapeutics, Inc. 3 Introduction & Executive Summary Michael Henderson, MD Chief Executive Officer APG777 Phase 1 Interim Results Carl Dambkowski, MD Chief Medical Officer APG777 Phase 2 Trial in Atopic Dermatitis Kristine Nograles, MD SVP, Clinical Development Building a Leading I&I Company Michael Henderson, MD Chief Executive Officer Analyst Q&A Michael Henderson, MD, CEO Carl Dambkowski, MD, CMO Jane Pritchett Henderson, CFO Agenda

© Apogee Therapeutics, Inc. 4 People living with these diseases deserve the best possible treatment Significant unmet need continues Apogee plans to reshape the current standard of care for inflammatory and immune diseases Focus on developing differentiated biologics with known biologic drivers Refusing to stop at “good enough” Near term priority on treatments for atopic dermatitis (AD), asthma and chronic obstructive pulmonary disease (COPD)

© Apogee Therapeutics, Inc. 5 1Q24 Update reflects significant progress Expect to initiate Phase 1 in healthy volunteers in 1H’24 (ahead of schedule) APG777 APG808 Phase 1 interim data accelerated to 2H 2024 (from 2025) Phase 1 initial data has exceeded all trial objectives Planned, integrated Phase 2 in AD combines Phase 2a and Phase 2b elements with potential for significant timeline acceleration (topline data from Part A remains 2H 2025) Phase 2 in AD anticipated to start in 1H 2024 (ahead of schedule) Enhanced 180 mg/mL formulation enables 44% higher dose vs lebrikizumab in the same volume

© Apogee Therapeutics, Inc. 6 APG777 leverages lebrikizumab's mechanism to deliver a potentially best-in-class, pipeline in a product antibody 0.6 1.4 0.5 0.6 STAT6 TARC 1.4 13.4 IC90 (nM) APG777 Concentration Lebrikizumab Time 28 vs 18 days APG777 Lebri DUPIXENT Overlapping region Human IL-13 APG777's epitope on IL-13 overlaps with lebrikizumab’s and leverages proven MoA and biology APG777 is as potent as lebrikizumab and DUPIXENT in key preclinical assays APG777 NHP half-life is significantly longer than lebrikizumab NOTE: MoA = Mechanism of Action.

Phase 1

APG777 Phase 1 initial data has exceeded all trial objectives

	Establish **safety** & **PK** profile	Set **Ph2 induction regimen**	Set **Ph2 maintenance regimens**	Supplemental
GOAL	*Well-tolerated with at least 33-day half-life*	*Achieve at least equiv. exposures to lebrikizumab with same or fewer injections*	*Equal lebrikizumab exposure with every 2-month or longer dosing[1]*	*Demonstrate effect on biomarkers pSTAT6 or TARC*
RESULT	• **Half life of ~75 days** • Doses up to 1200mg tested and **well-tolerated** • Initial **multiple-dose** data consistent with PK & safety profile from SAD cohorts	• Regimen modeled to **exceed lebrikizumab exposure by ~30-40% with potential for improved clinical responses (e.g. EASI-75, EASI-90, IGA 0/1)** • **~50% fewer injections than lebrikizumab in induction (6 vs 11)**	• **3- or 6- month maintenance dosing enabled** with modeled exposures similar to or greater than lebrikizumab	• **Extended PD effect** on both pSTAT6 and TARC for ~3 months with follow-up ongoing
	Exceeded	Exceeded	Exceeded	Exceeded

NOTE: PK = Pharmacokinetic

[1] Exposure target based on C_{trough} in maintenance, the minimal concentration of APG777 to have similar exposures to lebrikizumab

APOGEE THERAPEUTICS

© Apogee Therapeutics, Inc.

7

APG777 Phase 1 in Healthy Volunteers

© Apogee Therapeutics, Inc. 9 APG777 interim data from ongoing Phase 1 trial in healthy volunteers ` ` Single ascendingdose Multiple ascending dose Double-blind, placebo-controlled, first-in-human trial Single ascending dose component with a nested multiple ascending dose component N = 40 8 per cohort (6:2 active:placebo) Key inclusion criteria: healthy adult participants Primary endpoint: safety Secondary endpoints: PK, ADA Exploratory biomarkers: pSTAT6, TARC 300 mg (SQ) x 1 dose 600 mg (SQ) x 1 dose 1200 mg (SQ) x 1 dose 300 mg (SQ) Day 1, 15 Trial design elements 300 mg (SQ) Day 1, 29 Interim data from all three SAD cohorts with at least 3-6 months follow-up Fully enrolled Preliminary data from MAD Phase 1

© Apogee Therapeutics, Inc. 10 Baseline characteristics are in line with our expectations Single dose Multiple dose Placebo N=6 Cohort 1 300 mg N=6 Cohort 2 600 mg N=6 Cohort 3 1,200 mg N=6 Placebo N=4 Cohort 1 300 mg at Day 1, 300 mg at Day 29 N=6 Cohort 2 300 mg at Day 1, 300 mg at Day 15 N=6 Age (yrs), mean (SD) 41.3 (16.2) 30.2 (12.2) 40.2 (18.4) 29.7 (4.6) 42.0 (12.1) 42.7 (13.9) 40.2 (13.8) Female 100% 66.7% 83.3% 33.3% 100% 50.0% 50.0% Caucasian 100% 33.3% 83.3% 100% 75.0% 100% 33.3% Weight (kg), mean (SD) 72.5 (12.6) 74.3 (14.6) 78.8 (14.0) 77.2 (16.2) 62.3 (9.5) 80.5 (8.9) 66.7 (12.9) Demographics were well balanced across cohorts Phase 1

© Apogee Therapeutics, Inc. 11 APG777 was well-tolerated with a favorable safety profile Single dose Multiple dose Overall trial Placebo N=6 Cohort 1 300 mg N=6 Cohort 2 600 mg N=6 Cohort 3 1,200 mg N=6 Placebo N=4 Cohort 1 300 mg at Day 1, 300 mg at Day 29 N=6 Cohort 2 300 mg at Day 1, 300 mg at Day 15 N=6 APG777 N=30 Placebo N=10 Participants with at least one TEAE 5 (83.3%) 4 (66.7%) 5 (83.3%) 2 (33.3%) 2 (50.0%) 5 (83.3%) 1 (16.7%) 17 (56.7%) 7 (70.0%) Participants with at least one TE-SAE 0 0 0 0 0 0 0 0 Participants with at least one drug-related AE 3 (50.0%) 0 1 (16.7%) 1 (16.7%) 0 1 (16.7%) 0 3 (10.0%) 3 (30.0%) Participants with at least one ≥Grade 3 TEAE 0 0 0 0 0 0 0 0 Participants that discontinued study due to TEAE 0 0 0 0 0 0 0 0 Participants that decreased dose due to TEAE 0 0 0 0 0 0 0 0 The safety profile is in line with expectations for therapies targeting the IL-13 pathway N (%) Phase 1 NOTE: TEAE = Treatment-Emergent Adv erse Ev ent. TE-SAE = Treatment-Emergent-Serious Adv erse Ev ent. Interim data includes AEs reported as of 16 February 2024 data cut. The trial is ongoing.

© Apogee Therapeutics, Inc. 12 APG777 exhibited a potentially best-in-class PK profile with a half-life of ~75 days • Slow clearance, resulting in half-life of ~75 days • Dose-proportional increases in both Cmax and AUC PK demonstrated dose-proportionality and half-life of ~75 days (approximately 3x lebrikizumab) • Initial multiple-dose data consistent with PK profile from SAD cohorts Single-dose concentration-time profile Multi-dose concentration-time profile Phase 1 Dose 1 Dose 2

© Apogee Therapeutics, Inc. 13 pSTAT6 and TARC are biomarkers of IL-13 target engagement and AD severity 1. pSTAT6 is one of the earliest markers of IL-13 receptor activation APG777 Phase 1 biomarkers Taken together, APG777’s reduction of these biomarkers confirms inhibition of IL-13 signaling and allows comparison to other agents Phase 1 2. TARC levels are the most strongly correlated to AD severity of any biomarker

© Apogee Therapeutics, Inc. 14 0 25 50 75 100 50 100 0 Days Post-Dose % pSTAT6 ‘777 Tool Compound Lebrikizumab In a head-to-head NHP study, ‘777 tool compound inhibited pSTAT6 significantly longer than lebrikizumab Head-to-head PK data in NHP Head-to-head PD data in NHP 777 tool compound had ~60% longer half-life vs. lebrikizumab *Note: N = 2 for ‘777 tool compound arm; N = 3 for lebrikizumab arm. Initial pSTAT6 level w as normalized to 100% separately for each arm. 1 ‘777 tool compound sustained at least 50% pSTAT6 inhibition until day 92; lebrikizumab sustained 50% pSTAT6 inhibition until day 48 NHP Data 777 tool compound achieved ~2X longer pSTAT6 inhibition vs. lebrikizumab1 ‘777 Tool Compound Lebrikizumab 0 25 50 75 100 0.1 1 10 Days Post-Dose Serum Concentration (ug/mL)

© Apogee Therapeutics, Inc. 15 Single dose APG777 showed near complete pSTAT6 inhibition for ~3 months (limit of available follow-up) 0 1 2 3 4 5 6 7 8 9 10 11 12 0 50 100 Weeks % pSTAT6 300 mg (N=1) 600 mg (N=6) 1200 mg (N=6) Placebo (N=4) 100% pSTAT6 inhibition was demonstrated for approximately 3 months across all doses Median percent change from baseline in pSTAT6 Phase 1 At ~3 months (longest available follow-up) pSTAT6 remained fully suppressed after single dose of APG777 NOTE: N = 1 in cohort 1 due to the accelerated timing of study enrollment relativ e to assay v alidation. No data has been published showing DUPIXENT or lebrikizumab impact on pSTAT6 in HVs.

© Apogee Therapeutics, Inc. 16 Single dose of APG777 led to deep + sustained TARC inhibition for ~3 months (limit of available follow-up) • 300 mg APG777 showed similar maximum PD marker changes as DUPIXENT • APG777 sustained TARC inhibition demonstrates the potential for better durability • All doses tested of APG777 showed deep TARC inhibition for ~3 months (limit of available follow-up) -30 -25 -20 -15 -10 -5 0 0 4 8 12 Weeks % TARC APG777 300 mg NOTE: These data are deriv ed f rom dif f erent clinical trials conducted at dif f erent points in time, with dif f erences in trial design, dosing regimen and patient populations. DUPIXENT data deriv ed f rom a Phase 1 trial with 6 healthy v olunteers receiv ing a single SC injection of 300 mg DUPIXENT. APG777 data deriv ed f rom our Phase 1 trial in 6 healthy v olunteers receiv ing a single SC injection of 300 mg of APG777. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials hav e been conducted. APG777 is an inv estigational drug and has not been approv ed by the FDA as saf e and ef f ective. SOURCE: Li, Z, et al. ACCP, 2020. Data f or time points on nominal day post dose 1, 29, 85. No data has been published showing lebrikizumab impact on TARC in HVs. Median % changes from baseline in TARC inhibition Median % changes from baseline in TARC inhibition -30 -25 -20 -15 -10 -5 0 0 4 8 12 Weeks % TARC DUPIXENT 300 mg Phase 1

Phase 1

APG777 positive PK readout is a key risk-reducing milestone that validates program and pipeline

Antibody attributes

- Clinically validated IL-13 target
- Epitope overlaps with lebrikizumab epitope
- Equivalent or better potency vs. 1st generation mAbs across relevant pre-clinical assays

Clinical profile

- Well-tolerated with ability to achieve increased exposures in induction for potential improved clinical responses
- PK data supports every 3- to 6-month maintenance dosing:
  - ~75-day half-life
  - Near maximal pathway suppression for ~3 months (limit of current follow up)

Apogee intends to initiate a Phase 2 in atopic dermatitis in 1H 2024

Apogee Therapeutics
© Apogee Therapeutics, Inc.
17

APG777 Phase 2 in Atopic Dermatitis

AD Phase 2

APG777 Phase 2 in atopic dermatitis expected to begin 1H 2024 with 16-week efficacy data in 2H 2025

GREATER INDUCTION EXPOSURES

Potential for improved clinical responses (e.g. EASI-75, EASI-90, IGA 0/1) based on ~30-40% greater modeled exposure vs lebrikizumab and ~50% fewer injections

PROLONGED MAINTENANCE DOSING

Every 3- or 6- month maintenance regimens with similar modeled exposure to lebrikizumab Q4W

HIGHER DOSES ENABLED

APG777 180 mg/mL formulation enables 44% greater dose than lebrikizumab in the same volume

INTEGRATED DESIGN

Planned to combine Ph2a and Ph2b elements into a single protocol; significant timeline acceleration over traditional sequenced approach

1H 2024 INITIATION

Topline 16 Week data from Part A anticipated in 2H 2025

© Apogee Therapeutics, Inc.

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AD Phase 2

Planned integrated Phase 2 expected to have 16-week topline data in 2H'25

Part A: Proof-of-concept (N ~110)


Induction
Maintenance
720mg
720mg
360mg
360mg
Screening
2:1
W0
W2
W4
W12
Every 3 mos (Q12W)
Every 6 mos (Q24W)
Rollover to OLE or 52-week follow-up period
Placebo
W16
Primary Endpoint

Integrated Phase 2 design has potential for significant timeline acceleration
- Combines Ph2a and Ph2b elements into a single protocol; All Part A sites are Part B sites (avoiding site startup delays between parts)

Part B: Dose optimization (N ~360)


Induction
Maintenance
Screening
1:1:1:1
High Dose
Medium Dose
Low Dose
Placebo
Regimen A (TBD)
Regimen B (TBD)
Rollover to OLE or 52-week follow-up period
W16
Primary Endpoint

© Apogee Therapeutics, Inc.

NOTE: Number of and doses within induction and maintenance regimens to be tested in Part B are preliminary and will be confirmed based on emerging data from Part A.

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AD Phase 2

APG777 Phase 2 exposures are designed to exceed lebrikizumab in induction and equal in maintenance

Modeled induction and maintenance dosing for APG777[1] and lebrikizumab


APG777
Median
95% PI
Lebrikizumab
Median
95% PI
Induction exposure goal: EXCEED
Maintenance exposure goal: EQUAL
Concentration (μg/mL)
250
200
150
100
50
0
0
4
8
12
16
20
24
28
32
36
40
44
48
52
Time (weeks)

- Lebrikizumab data suggests an **exposure-response (E-R) for efficacy in induction** that underpins our goal **to EXCEED lebrikizumab induction exposures**
- There was **no E-R observed in maintenance for lebrikizumab;** our aim is to **EQUAL its exposure in maintenance**

© Apogee Therapeutics, Inc.

NOTE: [1]Planned APG777 induction regimen is 720 mg in weeks 0 and 2 and 360 mg in weeks 4 and 12. Maintenance regimen shown is 360 mg every 12 weeks. The above graph is illustrative only with respect to plans for dosing of APG777 and does not present comparative data.

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© Apogee Therapeutics, Inc. 22 Exposure Induction Lebrikizumab Ph3 appears to show an E-R relationship for efficacy in induction that has not been maximized SOURCE: Lebrikizumab European Public Assessment Report NOTE: Lebrikizumab exposures and efficacy are for the Phase 3 dose (500 mg Loading Dose at Weeks 0 and 2, 250 mg Q2W Weeks 4 to 16) Lebrikizumab Ph3 response at Week 16 (Placebo-adjusted), % 26 38 8 >100 kg (N = 100) 60-100 kg (N = 569) <60 kg (N = 180) 18 23 38 29 36 49 EASI-75 EASI-90 IGA 0/1 • Lebrikizumab exposure and induction efficacy are both inversely correlated with body weight • Relationships suggest an exposure-response for efficacy in induction and support testing higher exposures with APG777 • In lebrikizumab Ph2b and Ph3 there has been no dose-AE or exposure-AE relationship • APG777 plans to test ~30-40% higher exposures in induction with ~50% fewer injections AD Phase 2 ~35-40% higher exposure ~45-50% higher exposure Bodyweight

© Apogee Therapeutics, Inc. 23 Exposure Induction Lebrikizumab Ph3 appears to show an E-R relationship for efficacy in induction that has not been maximized SOURCE: Lebrikizumab European Public Assessment Report NOTE: Lebrikizumab exposures and efficacy are for the Phase 3 dose (500 mg Loading Dose at Weeks 0 and 2, 250 mg Q2W Weeks 4 to 16) Lebrikizumab Ph3 response at Week 16 (Placebo-adjusted), % 26 38 26 8 >100 kg (N = 100) 60-100 kg (N = 569) <60 kg (N = 180) Ph3, all patients (N = 851) 18 23 38 25 29 36 49 38 EASI-75 EASI-90 IGA 0/1 ~30% higher exposure • Lebrikizumab exposure and induction efficacy are both inversely correlated with body weight • Relationships suggest an exposure-response for efficacy in induction and support testing higher exposures with APG777 • In lebrikizumab Ph2b and Ph3 there has been no dose-AE or exposure-AE relationship • APG777 plans to test ~30-40% higher exposures in induction with ~50% fewer injections AD Phase 2 ~35-40% higher exposure ~45-50% higher exposure Bodyweight

AD Phase 2 | Induction

Modeled Phase 2 induction exposures exceed those of lebrikizumab by ~30-40%

Modeled induction dosing for APG777 and lebrikizumab


APG777
Median
95% PI
Lebrikizumab
Median
95% PI
250
200
150
100
50
0
Concentration (µg/mL)
0
4
8
12
16
Time (weeks)

~30-40% increase in exposures

Injections

APG777: x2, x2, 1, 1

Lebrikizumab: x2, x2, 1, 1, 1, 1, 1, 1, 1

~50% decrease in injections

© Apogee Therapeutics, Inc.

NOTE: Planned APG777 induction regimen is 720 mg in weeks 0 and 2 and 360 mg in weeks 4 and 12. Exposure increase is based on modeled $C_{average}$ for APG777 vs lebrikizumab. The above graph is illustrative only with respect to plans for dosing of APG777 and does not present comparative data.

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© Apogee Therapeutics, Inc. 25 Modeled Phase 2 Q3M maintenance exposures equal those of lebrikizumab AD Phase 2 Maintenance APG777 Q3M Aiming for annual maintenance injections: 4 vs 13-26 for lebrikizumab/ DUPIXENT Modeled concentration in maintenance Induction Maintenance APG777 Median 95% PI Lebrikizumab Median 95% PI NOTE: The above graph is illustrative only w ith respect to plans for dosing of APG777 and does not present comparative data.

© Apogee Therapeutics, Inc. 26 Modeled Phase 2 Q6M maintenance exposures equal those of lebrikizumab AD Phase 2 Maintenance APG777 Q6M Aiming for annual maintenance injections: 2 vs 13-26 for lebrikizumab/ DUPIXENT Modeled concentration in maintenance Induction Maintenance 95% PI Median Low dose Median 95% PI Lebrikizumab Median 95% PI APG777 High dose NOTE: The above graph is illustrative only w ith respect to plans for dosing of APG777 and does not present comparative data.

Building a Leading I&I Company

Corporate

APG777's best-in-class Phase 1 PK profile shows potential to be a leading product in the expected $50B+ AD market[1]



APG777

Potential for improved clinical responses (e.g. EASI-75, EASI-90, IGA 0/1) based on ~30-40% greater modeled induction exposures than lebrikizumab

- Overlapping epitope and equivalent potency as lebrikizumab ($K_D \leq$ 100 pM)[2]
- ~30% higher exposure seen in lebrikizumab low bodyweight group resulted in at least 10 PPT better efficacy than overall study population across all key endpoints

Extended dosing interval addresses clear unmet need

- Potential for every 3- or 6-month dosing to improve patient convenience & compliance

Favorable product characteristics and COGS

- As few as 2-4 doses per year in maintenance
- Expected improved formulation, manufacturability and viscosity

Novel IP into mid-2040s

Apogee Therapeutics

© Apogee Therapeutics, Inc.

NOTE: [1]$50B projected AD market in 2035, based on projected growth of AD market at a similar rate to psoriasis. [2]APG777 has demonstrated equivalent potency to lebrikizumab in our head-to-head preclinical assays. SOURCE: EvaluatePharma.

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AD is the largest of the major I&I markets and projected to grow significantly in the next decade

Estimated population size, MM
Moderate or severe in 7 Major Markets[1]


IBD
1.4M
RA
2.9M
PsO
9.2M
COPD
9.4M
Asthma
15.2M
AD
25.1M

- Psoriasis expected to be a $30B+ market; **atopic dermatitis (AD) represents a larger opportunity** based on **~3x larger patient population**
- AD biologics penetration is outpacing early years of psoriasis biologics (8% vs 5% at 5 years)
- **AD market is projected to grow more than any other I&I market**

[1] The 7 Major Markets are US, Japan, Germany, France, Italy, Spain, and UK. Market size is estimated as of 2022. $30B+ psoriasis projected market size in 2028 and beyond, including both biologics and small molecules. IBD = Inflammatory bowel disease; RA = Rheumatoid arthritis; PsO = Psoriasis; COPD = Chronic obstructive pulmonary disease; AD = Atopic dermatitis
Source: Company filings, annual reports, press releases, analyst forecasts, academic journals, GlobalData, EvaluatePharma, Clarivate.

© Apogee Therapeutics, Inc.

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© Apogee Therapeutics, Inc. 30 0 10 20 30 40 50 60 70 80 90 100 0 2 4 6 8 10 12 14 16 18 20 22 24 Dosing Interval (weeks) Efficacy (PASI -75, %) In psoriasis, an analog to AD, Skyrizi has taken the lead with quarterly dosing Note: Year denotes US launch y ear f or adults with moderate to sev ere plaque psoriasis. Ef f icacy data are deriv ed f rom dif f erent clinical trials at dif f erent points in time, with dif f erences in trial design and patient populations. As a result, cross-trial comparisons cannot be made. No head-to-head trials hav e been conducted among all biologics shown. Source: Armstrong AW, et al JAMA Dermatol. 2020. GlobalData. Ev aluatePharma. USPIs. Most pts respond (83-89% PASI 75) 2019 2009 2017 2015 2016 2008 2004 Biologics with psoriasis approval year Maintenance dosing for some new agents is Q8W – Q12W Corporate

Corporate

There is significant whitespace in the landscape of approved and in-development biologics for AD


100
95
90
85
80
75
70
65
60
55
50
45
40
35
30
0
Efficacy (EASI-75, %)
Lebrikizumab
DUPIXENT
(dupilumab)
CBP-201
Rocatinlimab
Amlitelimab
Nemolizumab
Adbry™
(tralokinumab-ldrm)
0
2
4
6
8
10
12
14
16
18
20
22
24
Dosing Interval (weeks)

Note: Only DUPIXENT and ADBRY are approved. Source: 1. Lebrikizumab 250mg Q2W Ph3 avg. Silverberg JI et al. AAD 2022 2. Dupilumab 300 mg Q2W mono Ph3 avg. DUPIXENT USPI 3. Tralokinumab 300 mg Q2W mono Ph3 avg. Adbry USPI 4. CBP-201 300 mg Q2W Ph2. Connect Biopharma Press Release Jan. 5, 2022 5. Nemolizumab 30 mg Q4W Ph3 avg. Silverberg J et al EADV 2023 6. Rocatinlimab 150mg Q4W Ph2b Guttman-Yassky E et al Lancet 2023 7. Amlitelimab 250mg Q4W Ph2b Weidinger S et al EADV oral presentation 2023. Efficacy data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

APOGEE THERAPEUTICS
© Apogee Therapeutics, Inc.
31

© Apogee Therapeutics, Inc. 32 0 2 4 6 8 10 12 14 16 18 20 22 24 0 30 35 40 45 50 55 60 65 70 75 80 95 90 100 85 Dosing Interval (weeks) Lebrikizumab CBP-201 Nemolizumab Rocatinlimab Amlitelimab Dupilumab Tralokinumab Apogee plans to advance APG777 into a Phase 2 trial with 3- or 6-month maintenance dosing Note: *Positioning of Apogee programs is illustrative and based on interim Phase 1 results only and are illustrative of what we believe we can potentially achieve. Only DUPIXENT and ADBRY are approved. Source: 1. Lebrikizumab 250mg Q2W Ph3 avg. Silverberg JI et al. AAD 2022 2. Dupilumab 300 mg Q2W mono Ph3 avg. DUPIXENT USPI 3. Tralokinumab 300 mg Q2W mono Ph3 avg. Adbry USPI 4. CBP-201 300 mg Q2W Ph2. Connect Biopharma Press Release Jan. 5, 2022 5. Nemolizumab 30 mg Q4W Ph3 avg. Silverberg J et al EADV 2023 6. Rocatinlimab 150mg Q4W Ph2b Guttman-Yassky E et al Lancet 2023 7. Amlitelimab 250mg Q4W Ph2b Weidinger S et al EADV oral presentation 2023. Efficacy data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Corporate Efficacy (EASI -75, %) APG777 plans to test ~30-40% higher exposures than lebrikizumab in induction APG777 half-life enables every 3- or 6-month maintenance dosing APG777*

© Apogee Therapeutics, Inc. 33 Dermatologists view every 3- or 6-month dosing as highly differentiated Source: In 2023, Apogee conducted a single-blinded market research surv ey of 25 practicing dermatologists in 14 states in the United States, with the assistance of an expert search network Note: For prov iders where likeliness to prescribe Product Y (equiv alent ef f icacy and saf ety as DUPIXENTTM) dif f ers for pediatric and adult patients a blended rate was calculated using the weighted av erage of the pediatric and adult rates based on the mix of AD patients in that dermatologists' practice 0 10 20 30 40 50 60 70 80 90 100 Every 3 month dosing Every 6 month dosing 92% 57% 91% 68% Proportion of new patients (biologic-naïve) Proportion of switch patients (currently/formerly on a biologic) Intent to use a product with APG777 Target Product Profile (Assuming every 3-, or 6-month maintenance dosing and equivalent efficacy and safety to DUPIXENT) Apogee plans to test every 3- or 6-month maintenance dosing in APG777 Phase 2 Corporate

Apogee plans to become a leader in I&I therapeutics

	2023	2024	2025
APG777 (IL-13)	✓ Phase 1 initiated in HVs ✓ 6-month chronic toxicology completed	★ ✓ Positive Phase 1 PK & safety in HVs ★ 1H: Phase 2 initiation in AD	2H: 16-week PoC data in AD Phase 2 initiation in asthma Disclose additional indication
APG808 (IL-4Rα)	✓ DC nominated	✓ Phase 1 expected to initiate in 1H ★ 2H: Initial Ph1 PK & safety in HVs	1H: PoC data in asthma PoC trial initiation in COPD
APG990/222 (OX40L ± IL-13)		Candidate nomination	Phase 1 initiation in HVs
	✓ $345M IPO ✓ Enhanced team and BOD	R&D Day	

★ Accelerations announced in Q1

APOGEE THERAPEUTICS
© Apogee Therapeutics, Inc.
34

Q&A Backup

Phase 1

APG777 was well-tolerated with a favorable safety profile (TEAEs ≥5% across all cohorts, all grades)

N (%)	Single dose				Multiple dose			Overall trial	
	Placebo N=6	Cohort 1 300 mg N=6	Cohort 2 600 mg N=6	Cohort 3 1,200 mg N=6	Placebo N=4	Cohort 1 300 mg at Day 1, 300 mg at Day 29 N=6	Cohort 2 300 mg at Day 1, 300 mg at Day 15 N=6	APG777 N=30	Placebo N=10
TEAE (≥5% across all cohorts), all grades									
Vascular access site pain*	1 (16.7%)	3 (50.0%)	0	0	0	1 (16.7%)	0	4 (13.3%)	1 (10%)
Vessel puncture site bruise*	2 (33.3%)	0	0	0	1 (25.0%)	2 (33.3%)	0	2 (6.7%)	3 (30%)
Headache	0	0	1 (16.7%)	1 (16.7%)	0	2 (33.3%)	0	4 (13.3%)	0 (0%)
Vascular access site bruising*	1 (16.7%)	1 (16.7%)	1 (16.7%)	0	0	1 (16.7%)	0	3 (10%)	1 (10%)
Back pain	1 (16.7%)	0	1 (16.7%)	1 (16.7%)	0	0	0	2 (6.7%)	1 (10%)
Injection site bruising*	1 (16.7%)	0	0	2 (33.3%)	0	0	0	2 (6.7%)	1 (10%)
Neutrophil count decrease	3 (50.0%)	0	0	0	0	0	0	0	3 (30%)
Contusion	1 (16.7%)	0	0	0	0	1 (16.7%)	0	1 (3.3%)	1 (10%)
Cough	0	1 (16.7%)	0	0	0	1 (16.7%)	0	2 (6.7%)	0 (0%)
Dermatitis contact	1 (16.7%)	0	0	0	1 (25.0%)	0	0	0	2 (20%)
Diarrhea	0	1 (16.7%)	0	1 (16.7%)	0	0	0	2 (6.7%)	0
Nausea	0	0	1 (16.7%)	1 (16.7%)	0	0	0	2 (6.7%)	0
Oropharyngeal pain	0	1 (16.7%)	0	0	0	0	1 (16.7%)	2 (6.7%)	0
Pain in extremity	1 (16.7%)	0	1 (16.7%)	0	0	0	0	1 (3.3%)	1 (10%)
Upper respiratory tract infection	1 (16.7%)	0	0	0	0	1 (16.7%)	0	1 (3.3%)	1 (10%)

© Apogee Therapeutics, Inc.

NOTE: TEAE = Treatment-Emergent Adverse Event. TE-SAE = Treatment-Emergent-Serious Adverse Event. Interim data includes AEs reported as of 16 February 2024 data cut. The trial is ongoing.
*Related to blood draws/needle insertion; not an Injection Site Reaction.

36

© Apogee Therapeutics, Inc. 37 Single dose APG777 showed near complete pSTAT6 inhibition for ~3 months (limit of available follow-up) 0 1 2 3 4 5 6 7 8 9 10 11 12 13 0 50 100 Weeks % pSTAT6 300 mg (N=1) 600 mg (N=6) 1200 mg (N=6) Placebo (N=4) 100% pSTAT6 inhibition was demonstrated for approximately 3 months across all doses Mean percent change from baseline in pSTAT6 Phase 1 At ~3 months (longest available follow-up) pSTAT6 remained fully suppressed after single dose of APG777 NOTE: N = 1 in cohort 1 due to the accelerated timing of study enrollment relativ e to assay v alidation. No data has been published showing DUPIXENT or lebrikizumab impact on pSTAT6 in HVs.

Company Overview

Apogee plans to transform the I&I space

FOCUS

Engineering antibodies with potential **best-in-class** profiles in largest I&I indications with **highly differentiated dosing**

APPROACH

Technology approach **proven** to create antibodies with significantly **extended half-life** and other optimized properties

EXPANSION

Pipeline-in-a-product potential via **indication expansion** and **combination** approaches

PIPELINE

Four programs leveraging **well-established mechanisms** and addressing I&I indications with **multi-billion-dollar potential**

Program / Target	Discovery	Preclinical	Phase 1	Phase 2	Phase 3
APG777 IL-13 *Same MOA as lebrikizumab*	Atopic Dermatitis			1H 2024: Phase 2 trial initiation[1] 2H 2025: 16-week proof-of-concept data in AD patients	
	Asthma			2025: Phase 2 trial initiation[1]	
APG808 IL-4Rα *Same MOA as DUPIXENT*	COPD		1H 2024: Phase 1 initiation in HV 2H 2024: Initial Phase 1 PK and safety in HV 2025: Proof-of-concept trial initiation in COPD		
APG990 OX40L *Same MOA as amlitelimab*	Atopic Dermatitis	2024: Candidate nomination 2025: Phase 1 initiation in HV			
APG222 Combination IL-13 and OX40L	Atopic Dermatitis				

APOGEE THERAPEUTICS
© Apogee Therapeutics, Inc.

The Apogee agents mentioned above are currently under investigation. Their safety and effectiveness for the listed target indications have not yet been established. (1) Pending final data from our Phase 1 trial of APG777 in healthy participants, we may initiate a Phase 2 trial in asthma and expect to further evaluate opportunities to develop APG777 for other I&I indications, including alopecia areata, chronic rhinosinusitis with nasal polyps, chronic spontaneous urticaria, eosinophilic esophagitis and prurigo nodularis.

39

© Apogee Therapeutics, Inc. 40 Apogee mAbs are engineered for best-in-class properties, including half-life extension Potential for PK that: • Optimizes exposures • Decreases variability • Increases half-life • Designed to maximize antibody recycling • Drug exists at higher levels for longer effect Potency Viscosity PK Stability Backbone Based on clinically-validated epitopes with performance across five properties:

APG777

APG777

AD represents a larger opportunity than psoriasis; AD biologics penetration mirrors early years of psoriasis

Population size, MM
Moderate or severe in 7 Major Markets[1], 2020


Psoriasis
Atopic dermatitis
9.2MM
25.1MM

$30B+ market[2]

~3x larger patient population

Penetration of approved systemic therapy in AD expected to ramp 8% → 25%+ by 2032

Penetration in years after launch (US)[3]


24%
Atopic Dermatitis
Psoriasis
8%
5%
Year 5
Year 20

# Approved therapies:	Year 5	Year 20
AD	4	-
Psoriasis	4	21

Psoriasis expected to be a $30B+ market; atopic dermatitis (AD) represents a larger opportunity

More convenient dosing could potentially expand AD biologics' penetration beyond projected 25%+

© Apogee Therapeutics, Inc.

[1] The 7 Major Markets are US, Japan, Germany, France, Italy, Spain, and UK. [2] $30B+ projected market size in 2028 and beyond, including both biologics and small molecules. [3] EvaluatePharma and Clarivate. Source: Company 10-K filings, annual reports, press releases, analyst forecasts, GlobalData,

42

© Apogee Therapeutics, Inc. 43 APG777 is designed to disrupt Th2 signaling by preventing formation of IL-13Rα1 / IL-4Rα heterodimer • IL-13 signaling begins with binding of IL-13 to IL-13Rα1 • This forms an inactive complex that then binds to IL-4Rα to create a complete, active heterodimer • Active IL-13Rα1 / IL-4Rα heterodimer sets off a signaling cascade that leads to: ‒ Skin barrier defects ‒ Immune cell recruitment ‒ Tissue inflammation ‒ Lichenification(skin thickening) ‒ Pruritis (skin itching) APG777

APG777

APG777's epitope overlaps with lebrikizumab, differentiating from other approaches to target IL-13


Human IL-13 (side 1)
Human IL-13 (side 2)
180°
Epitope (binding region)
APG777/lebrikizumab (overlapping region)
IL-4Rα
ADBRY
IL-13Rα1/IL-13Rα2 (overlapping region)
IL-13Rα2

APG777's mechanism of action disrupts Th2 signaling by blocking IL-4Rα binding and subsequent formation of the IL-13Rα / IL-4Rα heterodimer

© Apogee Therapeutics, Inc.

Note: IL-4Ra binding site derived from PDB 3BPO. Lebrikizumab epitope derived from PDB 4I77. ADBRY epitope derived from PDB 5L6Y.

44

APG777

Lebrikizumab and DUPIXENT have similar efficacy across key AD endpoints

Efficacy of biologics in AD (week 16)


Lebrikizumab
DUPIXENT
ADBRY
Responders, %
55
48
29
34
33
16
38
37
19
EASI-75
EASI-90
IGA 0/1

Targeting the key pathogenic step in AD, like lebrikizumab and DUPIXENT, has consistently resulted in high efficacy

- Lebrikizumab and DUPIXENT show **consistently high results across all important efficacy parameters**
  - Mechanistically, **both target the key pathogenic step in AD**, the heterodimerization of IL-4Rα and IL-13R1, which may explain the similar efficacy observed
- However, both are **dosed every other week[4]**, a burden for patients
- Lebrikizumab showed, at minimum, equivalent maintenance efficacy for both Q2W and Q4W dosing, a main differentiator from DUPIXENT

Source: [1] Lebrikizumab 250mg Q2W Ph3 Avg. Silverberg JI et al AAD 2022. [2] DUPIXENT 300 mg Q2W mono Ph3 Avg. DUPIXENT USPI. [3] ADBRY 300 mg Q2W mono Ph3 Avg. ADBRY USPI [4] In the 16-week induction phase

Note: Efficacy data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted. Only DUPIXENT and ADBRY are FDA approved.

© Apogee Therapeutics, Inc.

45

© Apogee Therapeutics, Inc. 46 Lebrikizumab showed greater efficacy with higher doses in Ph2b with no dose-dependent increases in AE rates Placebo 125mg Q4W 250mg Q4W 250mg Q2W 0.0% 1.4% 3.8% 2.7% Conjunctivitis rates by dose level in lebrikizumab Ph2b Response at 16 weeks (placebo-adjusted), % by dose level in lebrikizumab Ph2b With no plateau in efficacy across doses, a higher dose and/or greater exposures could lead to better efficacy Source: Guttman-Yassky , E, et al. JAMA Derm, 2020. NOTE: Each regimen included one or more loading doses (LD): 125 mg ev ery 4 weeks (250-mg LD), 250 mg ev ery 4 weeks (500-mg LD), 250 mg ev ery 2 weeks (500-mg LD at baseline and week 2). No dose-response for conjunctivitis or for other AEs of interest in Ph2b APG777 11 18 29 125mg Q4W 250mg Q4W 250mg Q2W EASI-75 EASI-90 IGA 0/1 15 25 33 19 32 36 Ph3 dose

APG777

APG777 is as potent as lebrikizumab and DUPIXENT in key preclinical assays

APG777 vs DUPIXENT, ADBRY, and lebrikizumab on key potency assay


Inhibition of TF-1 Proliferation
% Inhibition TF-1 Proliferation
100
50
0
More potent
Less potent
0.01
0.1
1
Antibody Concentration (nM)
IC90 (nM)
APG777 0.27
ADBRY 3.55
DUPIXENT 0.42
Lebrikizumab 0.31

Additional *in vitro* assays support APG777 potency

Assay	Affinity to human IL-13 by SPR	Inhibition of STAT-6 phosphorylation	Inhibition of TARC secretion
Measurement	K_D (pM)	IC_{90} (nM)	IC_{90} (nM)
APG777	78	0.56	1.40
ADBRY	116	1.34	27.96
DUPIXENT		0.58	13.41
Lebrikizumab	131	0.46	1.37

© Apogee Therapeutics, Inc.

Note: TF-1 is a human erythroblast cell line that proliferates in response to IL-13 and is a widely used functional immune assay

47

© Apogee Therapeutics, Inc. 48 APG777 NHP half-life is significantly longer than lebrikizumab *Note: N = 3 per group. 2 of 3 animals in the lebrikizumab. SQ arm dev eloped ADAs by day 40 and those timepoints associated with ADAs are excluded. 1APG777 and lebrikizumab. half -liv es were 27.6 day s and 18.0 day s, respectiv ely, based on cumulativ e f it models across SQ and IV groups f or each compound. For APG777, the av erage half -lif e based on indiv idual f its f or each animal was 28.2 day s IV group and 27.0 day s SQ group. For lebrikizumab, the av erage half -lif e based on indiv idual f its f or each animal was 18.1 day s IV group and 13.5 day s SQ group. SOURCE: Zhu E et al EADV 2023. Days Post-Injection 0 20 40 60 80 100 Serum Concentration (ng/mL) 102 103 104 105 APG777 has advantages over lebrikizumab in NHP PK, SQ administration our NHP head-to-head studies NHP average half-life1 APG777: 28 days Lebrikizumab: 18 days • APG777 shows extended half-life in NHPs • APG777 had decreased PK variability with potential for greater consistency in response APG777 APG777 can potentially achieve every 2- or 3-month maintenance dosing vs Q4W for lebrikizumab and Q2W for DUPIXENT

© Apogee Therapeutics, Inc. 49 Strong correlation between Phase 2 and 3 results in AD for validated endpoints EASI-75 and IGA 0/1 Strong historical correlation between Phase 2 and 3 data makes APG777 16-week AD data a key catalyst Source: Ph3 data f or DUPIXENT, Rinv oq, Cibinqo, Adbry is f rom USPI. Thaci et al Lancet 2016 (DUPIXENT Ph2). Guttman-Yassky E et al JAMA Dermatol. 2020 (Lebrikizumab Ph2). Guttman-Yassky E et al J All Clin Immunol. 2020 (Rinv oq Ph2). Gooderham MJ et al JAMA Dermatol. 2019 (Cibinqo Ph2).1Exposure target based on Ctrough in maintenance, the minimal concentration of APG777 to hav e similar exposures to lebrikizumab 0 10 20 30 40 50 60 70 80 90 100 0 10 20 30 40 50 60 70 80 90 100 Pbo adjusted EASI-75 Phase 2 Pbo adjusted EASI-75 Phase 3 DUPIXENT 300mg Q2W Lebrikizumab 250mg Q2W RINVOQ 15mg QD RINVOQ 30mg QD CIBINQO 100mg QD CIBINQO 200mg QD Biologic Note: While JAKi efficacy held up from Ph2 to Ph3, FDA applied a boxed warning to the class due to increased risk of CV events and death; patients must step through biologic to get to JAKi JAK inhibitor Phase 2 objectives • 2H 2025 POC readout: % change from baseline in EASI at Week 16 powered >90% to detect effect • Induction regimen that exceeds lebrikizumab exposures by ~30% • Maintenance POC: Study every 3- or every 6- month dosing in initial POC study to demonstrate the full potential of APG777 to reduce injection burden of patients • Phase 2b dose optimization: examine range of regimens with exposures at, below, and above lebrikizumab Phase 2 16-week data in atopic dermatitis planned to readout in 2H 2025 Corporate

Corporate

PRELIMINARY DATA ONLY

APG777 could substantially decrease annual maintenance injections for patients

APG777*	Lebrikizumab	DUPIXENT
2-4	**13**	**26**
INJECTIONS	**INJECTIONS**	**INJECTIONS**
ONE INJECTION EVERY 3- or 6- MONTHS	ONE INJECTION EVERY 4 WEEKS	ONE INJECTION EVERY OTHER WEEK

Additional injection relative to Q6M APG777

© Apogee Therapeutics, Inc.

NOTE: *Positioning of Apogee programs is illustrative and is based only on pre-clinical study results and Phase 1 interim clinical data. APG777 injections per year based on PK simulations. Maintenance dosing reflects injections per year after 12 or 16 week induction period. SOURCE: APG777 preliminary PK data on file. Lebrikizumab: EBGLYSS EMA SmPC. DUPIXENT USPI.

50

APG808

APG808

APG808 targets the same mechanism as DUPIXENT, which has been validated in COPD

COPD represents area of high unmet and a promising opportunity given recent positive DUPIXENT data

10%
of the global population >40 yrs

3rd
Leading cause of death in the US in 2019

150K+
People die each year in the US

No biologic therapies are approved for COPD, but **DUPIXENT demonstrated promise in two Phase 3s:**

- Significant, clinically meaningful **reduction in moderate or severe acute COPD exacerbations**
- **Improved lung function from baseline at 12 weeks** compared to placebo with separation from placebo as early as 2 weeks

DUPIXENT produced a significant and clinically meaningful reduction in exacerbations in two Phase 3 studies


p=0.0005
30%
p=0.0002
34%
BOREAS
NOTUS

© Apogee Therapeutics, Inc.

Source: Bhatt SP et al NEJM 2023; Sanofi press release November 26, 2023, interim analysis, full results not yet disclosed

52

© Apogee Therapeutics, Inc. 53 Treatments for moderate-severe COPD are limited NOTE: *Positioning of Apogee program is illustrativ e and not based on clinical trial data. Dupixent is not approv ed f or the treatment of COPD SOURCE: 1Bhatt SP et al NEJM 2023; 2Sanofi press release November 26, 2023, interim analysis, full results not yet disclosed Other than DUPIXENT, no other late-stage biologic for the treatment of COPD has achieved its primary endpoint, leaving a vast unmet need for dosing beyond Q2W 0 2 4 6 8 30 40 20 50 10 60 0 Reduction in COPD exacerbations over 52 weeks (%) Dosing Interval(weeks) Highly-differentiated dosing potential and ability to test higher exposures APG808* Consistent exacerbation reduction in two phase 3 trials in eos-high patients1,2 APG808

© Apogee Therapeutics, Inc. 54 Asthma, an analog for COPD, shows how biologics can be rapidly adopted when they address unmet needs 0 5 10 15 20 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 Biologic penetration in severe asthma (%) Approved in 2018 $20B+ est. peak revenue1 Xolair was the first approved (~$4B in asthma) biologic for severe asthma, but restrictive label and Black Box Warning limited adoption Over a decade later, the approval of biologics with better safety and broader labels drove rapid adoption of biologics in severe asthma 2023: biologic penetration in severe asthma is estimated at >20% 1 Analy sts estimate ~20% of DUPIXENT rev enue is f rom asthma Source: Company 10-K f ilings, annual reports, analy st f orecasts, Citeline; Ev aluatePharma APG808 Approved in 2017 $2.8B est. peak revenue Approved in 2015 $2.3B est. peak revenue Approved in 2003 $3.8B est. peak revenue

APG808

APG808 Phase 1 expected to initiate in 1H 2024 (ahead of schedule) with planned readout in 2H 2024

Trial design elements

Double-blind, placebo-controlled, first-in-human trial

Single ascending dose in healthy participants

N ~ 32

8 per cohort (6:2 active:placebo)

Key inclusion criteria: healthy adult participants

Primary endpoint: safety

Secondary endpoints: PK, ADA

Single ascending dose[1]

Dose 1 (SQ) x 1 dose → Dose 2 (SQ) x 1 dose → Dose 3 (SQ) x 1 dose → Dose 4 (SQ) x 1 dose

Asthma cohort[2]

Dose or regimen TBD

2H 2024: Present APG808 safety and PK, including potentially extended half-life, optimized exposures, and low variability

© Apogee Therapeutics, Inc.

[1] SAD dose ascension will ultimately be determined by the SRC (Scientific Review Committee) based on available data. [2] Design for the expansion portion of the study in asthma patients is to be finalized.

55

APG808

APG808 is as potent as DUPIXENT in key preclinical assays

APG808 vs DUPIXENT on key potency assay


Inhibition of TF-1 Proliferation
%Inhibition
IL-4-Induced Proliferation of TF-1 Cells
100
75
50
25
0
More potent
Less potent
IC90 (pM)
APG808 224
DUPIXENT 249
0.001
0.01
0.1
1
10
Antibody Concentration (nM)

Additional *in vitro* assays support APG808 potency

Assay	Affinity to human IL-4Rα[1,2]	Inhibition of STAT-6 phosphorylation	Inhibition of TARC secretion
Measurement	K_D (pM)	IC_{90} (nM)	IC_{90} (nM)
APG808	0.4	1.11	1.25
DUPIXENT	12	1.93	1.67

Additional preclinical assays demonstrate APG808 and DUPIXENT have an overlapping binding site on IL-4Rα

© Apogee Therapeutics, Inc.

NOTE: TF-1 is a human erythroblast cell line that proliferates in response to IL-4 induced stimulation and is widely used in functional immune assays. [1]Affinity to human IL-4Rα by determined by KinExA. [2]FDA MDR reports DUPIXENT affinity for human IL-4Rα for both monomeric (30 pM) and dimeric (12 pM) forms.

56

APG808

APG808 NHP half-life is significantly longer than DUPIXENT

NHP PK, SQ administration


1000
100
10
Serum Concentration (µg/mL)
0
20
40
60
Days Post-Injection

APG808 has advantages over DUPIXENT in our NHP head-to-head studies

NHP average half-life[1]
APG808: ~26 days
DUPIXENT: ~12 days

APG808 showed extended half-life in NHPs

- APG808 also showed decreased variability on PK and potential for greater consistency in response

APG808 can potentially achieve 6- or 8-week dosing vs Q2W for DUPIXENT

© Apogee Therapeutics, Inc.

*NOTE: N = 5 animals per group. 3 of 5 animals in the dupilumab SQ arm developed ADAs by day 35 and those timepoints associated with ADAs are excluded from the half-life estimate based on data through day 56. [1]APG808 and dupilumab preliminary SQ half-lives for 25 mg/kg were 26.4 days and 11.5 days, respectively, based on cumulative fit models across SQ groups for each compound using interim data through day 56. The NHP PK study is ongoing with final data expected out to day 91. Final NHP half-life estimates and PK parameters will be calculated based on full dataset out to day 91.

57

APG808

APG808 NHP half-life suggests potential for significant improvement over DUPIXENT in humans


Indication
NHP half-life, days
APG808 predicted human half-life vs. observed comparators, days
Non-YTE mAb
YTE mAb
COPD
Comparable YTE mAbs for other indications
APG808 (YTE)*
27
Every 6 weeks
Every 8 weeks
APG808 dosing interval based on PK modeling[1]
Predicted half-life range based on comparable YTE mAbs
42 (1.6x)
59 (2.3x)
Average of YTE mAbs for receptor targets (2.5x)
DUPIXENT (dupilumab)
11
15
Celldex therapeutics
CDX-0159 (YTE) (c-KIT/CD117)
22
32 (~1.5X)
VIRIDIAN
VRDN-002 (YTE) (IGF-1R)
14
30-43 (~1.5-3X)
VRDN-003 (YTE) (IGF-1R)
13
40-50 (~3-4X)

© Apogee Therapeutics, Inc.

NOTE: Half-lives as reported in studies conducted by the sponsor of each of these product candidates or in the label of approved products. Half-lives are not based on head-to-head studies and are derived from different studies at different points in time, with differences in study design. As a result, cross-study comparisons cannot be made. [1]Based on steady state PK simulations made with parameters for APG808 identical to Dupixent except changes in $k_{elimination}$.
*Positioning of Apogee program is illustrative and not based on clinical trial data and is based only on pre-clinical study results

58

APG990/APG222

© Apogee Therapeutics, Inc. 60 APG990 blocks OX40L and potentially rebalances the immune system OX40L blockade targets Th2, Th17, and Th22 pathways, which have been implicated in numerous I&I conditions Upcoming clinical trial readouts could provide PoC for OX40L beyond AD including asthma, hidradenitis suppurativa, alopecia areata, celiac disease, and systemic sclerosis APG990

APG990

OX40L and OX40 inhibition have shown similar efficacy, but OX40L has a clear advantage on safety

IGA 0/1 response at Week 16


Amlitelimab (OX40L)[1]
Rocatinlimab (OX40)[2]
22
17

EASI-75 at Week 16


40
42

- In Phase 2b, **rocatinlimab (OX40) was associated with pyrexia** (17% of patients) **and chills** (11% of patients)
- In contrast, **no pyrexia[3] or chills for amlitelimab (OX40L)** in Phase 2b

Source: [1]Amelitelimab 250mg Q4W Weidinger et al. EADV oral presentation (2023). [2]Rocatinlimab avg. of 150mg Q4W and 600mg Q4W *Guttman-Yassky E et al. Lancet (2023).* [3]EADV presentation stated no pyrexia *"within 72 hours of injection".*
Note: Efficacy data are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, cross-trial comparisons cannot be made, and no head-to-head clinical trials have been conducted.

© Apogee Therapeutics, Inc.

61

© Apogee Therapeutics, Inc. 62 • OX40L treatment reduces circulating IL-13 levels supporting the potential for synergy with IL-13 blocker • Combination potentially enables wider subset of patients to achieve deeper clinical responses and durable remission in AD and other I&I indications Given strong mechanistic rationale, APG222 program will explore combination potential APG222 combines two validated mechanisms and may enhance benefit in AD and other I&I indications APG222

Corporate

© Apogee Therapeutics, Inc. 64 Michael Henderson, MD Chief Executive Officer, Director Carl Dambkowski, MD Chief Medical Officer Jane Pritchett Henderson Chief Financial Officer Rebecca Dabora, PhD Chief Technical Officer Matt Batters, JD General Counsel Wendy Aspden-Curran SVP of Clinical Operations Drew Badger, PhD SVP of Regulatory Affairs & Toxicology Dan Mulreany SVP of Business Development & Strategy Kristine Nograles, MD, MSc SVP of Clinical Development Corporate Experienced team with proven history of clinical development and commercial execution

© Apogee Therapeutics, Inc. 65 Michael Henderson, MD CEO, Apogee Therapeutics BJ Jones CCO, NewAmsterdam Pharma Mark McKenna Chairman Peter Harwin Managing Member, Fairmount Jennifer Fox CFO & CBO, Zenas BioPharma Andrew Gottesdiener, MD Venrock Tomas Kiselak Managing Member, Fairmount Nimish Shah Venrock Corporate Board of Directors with industry-leading development, commercial and management expertise

Corporate

Our programs have broad potential to disrupt the I&I space

- Dermatology
  - AD
  - AA
  - PN
- Pulmonology / Immunology
  - Asthma[1]
  - COPD[1]
  - CSU
  - CRSwNP
- Gastroenterology
  - EoE
  - UC[1]
  - EGID

Legend:
- Planned Apogee Ph2 based on well-established mechanism (filled blue box)
- 3rd party clinical data supporting one or more Apogee targets (solid orange outline)
- Ongoing 3rd party clinical trials which could validate one or more Apogee targets (dotted orange outline)

Note: [1] Eosinophilic subtypes
AA = Alopecia Areata. PN = Prurigo Nodularis. CSU = Chronic Spontaneous Urticaria. CRSwNP = Chronic Rhinosinusitis with Nasal Polyps. EoE = Eosinophilic esophagitis. UC = Ulcerative Colitis. EGID = Eosinophilic Gastrointestinal Disorders (non-EoE)

APOGEE THERAPEUTICS © Apogee Therapeutics, Inc.

66

Apogee /ˈapəjē/ noun The highest point in the development of something; a climax or culmination